

INVESTOR PRESENTATION

Roth Conference
March 13, 2017

FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like "anticipates," "estimates," "projects," "expects," "plans," "believes," "intends," "will," "assumes" and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of the Company's Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company's cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company's large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties' securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC.

Note: All of the financial information presented herein is unaudited.

CORPORATE OVERVIEW

- **National manufacturer, wholesaler, and distributor of foodservice products with over 100 years in the business**
  - Founded in 1912
  - National roaster, manufacturer, wholesaler, and distributor of high-quality branded and private label coffees and distributor of teas, spices, and culinary products
- **Differentiated business model**
  - One of the most complete local, regional, and national Direct Store Delivery (DSD) networks in the coffee industry
  - Production capabilities at three quality tiers – value, premium, and specialty
  - Substantial experience in coffee sourcing, procurement, roasting, and blending
  - Respected sustainability program
- **Growth Industry**
  - Specialty coffee forecasted to grow at 6%* with iced coffee beverages forecasted to grow at 9%*
- **Experienced management team**
  - Significant experience across consumer branded, packaged goods, and beverage companies
  - Strong background in turnarounds
- **Industry association leadership**
  - Mike Keown appointed Vice Chairman, World Coffee Research – October 2016

FY16 Net Sales - $544M



61%
7%
5%
10%
7%
11%
Coffee (Roast & Ground)
Coffee (Frozen Liquid)
Tea (Iced & Hot)
Culinary
Spice
Other beverages

Source : 2016 Nielsen Retail Report

Farmer Brothers

COFFEE CONSUMPTION TRENDS

CONSUMPTION & OCCASION



Traditional Coffee – Not Gourmet
33
43
44
53
Gourmet Coffee Beverages
56CD
58CD
36
33
BEVERAGE TYPES
18-24 (A)
25-39 (B)
40-59 (C)
60+ (D)

- Gourmet penetration has surpassed traditional coffee among Millennials



% Consuming Any Coffee
Evening/Night
8%
Dinner
7%
Early Morning
26%
Afternoon
12%
Lunch
9%
16%
22%
With Breakfast
Mid-Morning

- Coffee is no longer just a “morning” drink.

“SPECIALTY”IZATION

- Specialty coffee consumption surpassed “traditional” coffee in 2014 and has remained steady



MARKET SHARE OF SPECIALTY CUPS
40%
37%
46%
43%
51%
2010
2011
2012
2013
2014

COLD BREW



Grady's
COLD
BREW

115% Growth (All Channels ‘15)

- $7.9M retail sales
- 339% growth since 2010
- Quality improving; line extensions hitting the market (e.g., nitro brew)

Sources : The Hartman Group, SCAA, Datassential, Mintel

Farmer Brothers

2017 MEGA COFFEE TRENDS

Farmer to Consumer

Reuse & Upcycle

- Farmers use the coffee cherry skins to produce coffee flour so they can use it for baking
- Consumers enjoyed steeped skins (Cascara) as an emerging specialty beverage
- Next: Cascara sodas and adult beverages

Beneficial Cred

Coffee Reputation gets a healthy boost

- Off the line: Bulletproof Coffee
- Media Blitz on healthy benefits
- Further support from health Experts (Webmd, Mayo Clinic)
- Focus: Phytochemicals & Caffeine

Processing Protocol

Pre-Harvest to Pre-Cup

- Coffee houses are beginning to entice consumers by promoting "least processed"
- This is new-age transparency that furthers authenticity and goodwill

Cold Brew

Nitro Goes Mainstream

- Small but expanding as early adopters drive growth
- Reduces need for sweetener due to creamy mouthful
- RTD options starting to surface. Will they make the grade?

Culinary Elite

Coffee as Culinary Star

- Coffee becomes a go-to ingredient for chefs, making an increased appearance on menus.
- Trending: Food & Alcohol pairings, Season pushes; varietals

Flavor(full)

Flavor with Purpose

- Consumers seeking health benefits and flavors as a single solution
- Coffee & tea offer a viable foundation
- Trending: Ethnic spices, seeds, nut milks, antioxidants, flavanoids

According to Mintel research, 57% of consumers say they are adventurous eaters while 82% claim to be open to trying new flavors. The millennial generation has proven to be the most adventurous, driving the growth of ethnic flavors in retail and foodservice.

Source : Datassential Foodbytes; June 2015; July 2015

Farmer Brothers

MULTI-TIER COFFEE & TEA PORTFOLIO

SPECIALTY — Handcrafted. Fresh. Sustainable.

- Artisan Collection by Farmer Brothers
- Panache – Your Neighborhood's Best Coffee
- Collaborative Coffee Farm Direct

PREMIUM — Fresh. Contemporary. Diverse.

- Metropolitan by Farmer Brothers
- Un Momento
- McGarvey
- China Mist
- Farmer Brothers Premium

TRADITIONAL — Traditional coffees for the classic consumer

- Farmer Brothers
- Superior by Farmer Brothers
- Cain's by Farmer Brothers
- Douwe Egberts
- Farmer Brothers Select Tea

Product Categories

COFFEE	TEA
CAPPUCCINO & COCOA	CULINARY
CIDER & CHAI	SPICES
JUICE & SMOOTHIES	FOODSERVICE SUPPLIES

Farmer Brothers

PRIVATE BRAND PROGRAM DEVELOPMENT

OUR MODEL	WHY WE'RE DIFFERENT	THE BENEFIT
SPECIALTY COFFEE AT SCALE	**01 QUALITY** • Cup scores / buying philosophy • State-of-the-art roastery • Extensive coffee innovation expertise	REPEAT PURCHASE
	02 CONSISTENCY • 40 years of wholesaling • Exacting quality standards • "7 Year Journeyman" roaster training	CONFIDENCE & TRUST
	03 LEADERSHIP • SCAA, Roasters Guild • Industry leading green coffee buying • >100 independent coffeehouse accounts	CREDIBILITY
TOTAL PARTNERSHIP MODEL	**04 SUSTAINABILITY** • LEED® Silver certified roastery • Corporate sustainability program • Longstanding direct trade relationships	SECURITY & RESPECT
	05 PARTNERSHIP • Dedicated Market Insights Manager • Account Management philosophy • Strong collaborative approach	INNOVATION & DIFFERENTIATION

Farmer Brothers®

NATIONWIDE DISTRIBUTION NETWORK*

4 distribution centers and 107 branch warehouses



Manufacturing Facility
Distribution Center
Branch Location
Under Construction

Farmer Brothers

*Map excludes manufacturing facilities, distribution centers, & branch warehouses acquired connection with our most recent acquisitions.

OUR SUSTAINABILITY PROGRAMS

Our focused sustainability programs are a key component to winning new business

ENVIRONMENTAL	SOCIAL
First roaster in the Northwest to be LEED® Silver Certified	Innovative direct trade program pays farmers more for quality and invests in their long term coffee productivity
100% renewable energy is part of our ongoing carbon footprint reduction strategy at our roasting facilities	Strong partnership with FairTrade USA, offering a wide range of single origins and blends. Ethical consumers place emphasis here.
14% reduction in our electric use, 28,000 MT (or 6.8%) reduction in our carbon footprint while increasing volume	Active participation and supporter Rainforest Alliance that helps farmers farm while conserving the environment while boosting crop yields.
Certified USDA and OCIA coffees from all major growing regions, including blends and single origins.	Long term "Cause Coffee" programs with MercyCorps® and Philanthropy Partners support community aid projects at origin

* *LEED certification at our Northlake Tx headquarters facility projected in 2017*

EXPERIENCED SENIOR MANAGEMENT TEAM

Name	Title	Prior Experience
Mike Keown	President and Chief Executive Officer	WhiteWave; P&G
David Robson	Treasurer and Chief Financial Officer	PIRCH; US AUTOPARTS
Tom Mattei	General Counsel and Assistant Secretary	weintraub tobin; LATHAM & WATKINS LLP
Ellen Iobst	Chief Operations Officer	Sunny Delight; P&G
Scott Bixby	Senior Vice President/General Manager of DSD	Campbell's; P&G
Scott Siers	Senior Vice President/General Manager of Direct-Ship	McLANE; PEPSICO
Gerard Bastiaanse	Senior Vice President, Marketing	Dole; BR
Suzanne Gargis	Vice President, Human Resources	Sara Lee; US Foodservice

Farmer Brothers

INDUSTRY ASSOCIATION LEADERSHIP

- **World Coffee Research**
  - Mike Keown appointed Vice Chairman of the Board of Directors
- **Specialty Coffee Association of Sustainability Council**
  - Council Member
- **Pacific Coast Coffee Association**
  - Board Member
- **Roasters Guild**
- **Charitable Support**
  - **Coalition for Coffee Communities Board Member**
  - **FMI Leadership Counsel, Feeding America**


Farmer Brothers

MOVING FORWARD

Roth Conference
March 14, 2017

CURRENT STRATEGIC OBJECTIVES

- **Increase production efficiency to improve competitiveness**
  - Completed Corporate Relocation Plan
  - Implement supply chain cost reduction and efficiency initiatives
  - Leverage ERP system to reduce unnecessary costs
  - Maintain quality reputation as a competitive strength
  - Improve planning, forecasting, and further simplifying the supply chain
  - Reassess work processes
- **Drive volume growth from a larger national account base and enhance teamwork across the National Account and DSD organizations**
- **Redefine the DSD Model**
  - Announced restructuring of the Company's DSD sales model in February 2017
  - Leverage mobile sales and fleet routing tools to improve efficiency
  - Invest in high-growth and profitable markets and consider leaving low-profit markets
  - Continue to pursue strategies to improve or create profitable scale in targeted markets

Farmer Brothers

GROWTH EXPANSION OPPORTUNITIES

- **Positive industry trends**
  - ~3-5% aggregate annual growth rates expected with specialty coffee and iced coffee beverages growing at higher rates[1]
  - Consumption dynamic changing
- **Large addressable market**
  - Potential market share improvement through new customers and territory objectives
  - Currently hold small percentage of the addressable market
    - Less than 1% market share[2]
    - Capitalize on consumers increasing interest in sustainability
- **Market continues to expand with new categories and products**
  - Ice coffee, cold brew, premium coffee channels
- **Opportunistic M&A activities**
  - Fragmented market with many regional players
  - Strong balance sheet and equity position
  - As of 12/31/16, cash and short term investments of $34.6 million, a $75.0 million revolving credit facility with $50.0 million accordion feature, borrowings of $18.5 million

Source : (1) 2016 Nielsen Retail Report (2) Specialty Coffee Association of American Dec 2015

Farmer Brothers

RECENT ACCOMPLISHMENTS

- **Strengthened management team**
  - Adding talent to manage for future growth
  - Expertise in turnaround stories
- **Recently announced supply chain rationalization/simplification**
  - DSD restructure targets annual savings of $2.0 million - $2.6 million to be realized fully by fiscal Q2-18 after incurring 1x costs of $3.7 million - $4.9 million
  - Better addresses unique needs of customers and quicker response to industry trends
- **Expanded national account customers**
  - Added new customers in fiscal 2017
    - Examples: Allsup, SSP, Comcast, Skyline Healthcare, Stop N Save convenience stores
- **Enhanced specialty coffee program and resources**
- **Added new capabilities – i.e., in national account sales, sustainability**
- **Expanded grower sustainability programs at home and abroad**

Farmer Brothers

CORPORATE RELOCATION PLAN

- **New HQ and distribution center in Northlake, Texas up and running**
  - Effectively transitioned all remaining key functions into the new facility
  - Installed roasters in new state-of-the-art facility
  - Expect to be fully operational by fiscal year end 2017
- **Annual savings estimated $18 million - $20 million**
  - Third Party Logistics (3PL) for long-haul deliveries added
  - Vendor - managed inventories added for select items
  - Closure of Torrance facility has driven improvement in Gross Margin
  - Expect to realize full savings by the back half of FY2018
  - Recently consolidated Oklahoma Distribution Center activity into our Northlake, Texas Distribution Center
- **Restructuring costs estimated at $30.3 million cash costs**
  - $34.0 million of restructuring costs recorded through Q2 2017
  - $29.3 million of estimated $30.3 million cash restructuring costs paid as of 12/31/16
- **Continue to assess manufacturing, distribution, and supply chain activities for additional savings**

Farmer Brothers

RECENT ACQUISITIONS

- **China Mist Brands, Inc.**
  - Acquired October 2016 for ~$10.8 million
  - Strong premium tea brand
    - Fast growing market segment
  - National distribution in over 20,000 foodservice locations
  - Strong management team
- **West Coast Coffee**
  - Acquired in February 2017 for ~$14.5 million
  - Portland, Oregon-based coffee manufacturer and distributor
  - Primarily focused on convenience store, grocery and foodservice channels
    - Distribution to over 2,000 locations
  - Broadens Farmer Bros.' reach in Northwest

Farmer Brothers



FINANCIAL OVERVIEW

Roth Conference
March 14, 2017

IMPROVING FINANCIAL RESULTS

Delivering better financial results

- Marked underlying volume growth and operational streamlining
- FY16 Non-GAAP Net Income* was our highest in over a decade



Net Sales (millions)
600
500
400
300
200
100
0
100.0
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
(60.0)
Non GAAP Net Income / (Loss) & Green Coffee Lbs Sold (millions)
63.3
61.6
76.0
87.0
87.7
90.7
93.8
(51.7)
(26.8)
(12.9)
8.3
11.5
17.6
13.1
FY11
FY12
FY13
FY14
FY15
FY16
TTM - Dec-16
Net Sales
Non-GAAP Net Income
Green Coffee Lbs sold -

* Non-GAAP net income is a non-GAAP financial measure; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included within this presentation.

Farmer Brothers

STRONG BALANCE SHEET

(In millions)	**December 31, 2016**
Cash and Cash Equivalents	*8.4*
Short-Term Investments	*26.2*
Accounts and Notes Receivable	*50.3*
Inventories	*56.6*
Other Current Assets	*4.7*
Net PP&E	*165.1*
Other Assets	*91.4*
Total Assets	***402.7***
Total Liabilities excluding Credit Facility	*178.6*
Credit Facility	*18.5*
Stockholders' Equity	*205.6*
Total Liabilities and Stockholders' Equity	***402.7***

Numbers presented are rounded
Inventory – recorded under LIFO methodology
PP&E – includes 52 owned properties

Farmer Brothers

KEY ACTIVITIES TO PROPEL FUTURE GROWTH

- Strong market with growing categories
  - Increased coffee and tea consumption
- Upgrading manufacturing facilities and distribution practices
  - New Northlake facility can initially increase roasting capacity by up to 25% to support increased demand with longer term potential to nearly double capacity
- Initiating programs to win new customers
  - Cost and innovation programs
  - Coffee sourcing leadership
  - Sustainability leadership
- Strong senior management with experience in turnarounds
- Acquiring select capabilities and brands to broaden our reach
  - China Mist Brands – acquired October 2016
  - West Coast Coffee – acquired February 2017

Positioning Farmer Bros. for Profitable Revenue Growth

Farmer Brothers


Farmer Brothers®
INVESTOR PRESENTATION

Roth Conference
March 14, 2017